UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 17, 2011
Apartment Trust of America, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-52612 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia (Address of principal executive offices)	23230 (Zip Code)
(804) 237-1335
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.
     In accordance with the terms of our follow-on public offering (the “Offering”) of shares of our common stock pursuant to our Registration Statement on Form S-11 (Registration No. 333-157375), we terminated the Offering on the two-year anniversary of its SEC effectiveness, July 17, 2011. As reported in a Form 8-K filed on January 5, 2011, the Offering previously had been suspended. We will continue to offer shares of our common stock pursuant to our distribution reinvestment plan pursuant to a Registration Statement on Form S-3 (Registration No. 333-173104).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Trust of America, Inc.
Dated: August 9, 2011	By:	/s/ Gustav G. Remppies
		Name:	Gustav G. Remppies
		Title:	President